Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT

TO

CREDIT AGREEMENT

Dated as of September 27, 2011

AMONG

NEWFIELD EXPLORATION COMPANY,

AS BORROWER,

JPMORGAN CHASE BANK, N.A.,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of September 27, 2011, among NEWFIELD EXPLORATION COMPANY, a Delaware corporation, (the “Borrower”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 2, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower, the Administrative Agent and the Required Lenders desire to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, to induce the Administrative Agent and the Required Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.   Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2.   Amendments to Credit Agreement.

2.1   Amendment to Section 1.01.  Section 1.01 is hereby amended by amending the definition of “Agreement” to read:

“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment dated as of September 27, 2011, as the same may from time to time be amended, modified, supplemented or restated.”

2.2   Amendment to Section 6.05.  Clause (i) of Section 6.05 is hereby amended to read:

(i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement or restrictions or conditions imposed by any indenture, instrument or agreement governing senior Indebtedness of the Borrower requiring such Indebtedness to be secured equally and ratably with other senior Indebtedness of the Borrower,

Section 3.   Conditions Precedent.  This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

3.1 The Administrative Agent shall have received from the Required Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

3.2 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 9.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties.  The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:

      (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are qualified as to materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date;

      (ii) no Default or Event of Default has occurred and is continuing; and

          (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL

AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	NEWFIELD EXPLORATION COMPANY
By: /s/ Terry W. Rathert Name: Terry W. Rathert Title: Executive Vice President & Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.
By: /s/ Marshall Trenckmann Name: Marshall Trenckmann Title: Vice President

LENDER:	WELLS FARGO BANK, N.A.
By: /s/ Doug McDowell Name: Doug McDowell Title: Director

LENDER:	COMPASS BANK
By: /s/ Ann Van Wagner Name: Ann Van Wagner Title: Vice President

LENDER:	DNB NOR BANK ASA
By: /s/ Thomas Targen Name: Thomas Targen Title: Senior Vice President Head of Corporate Banking
By: /s/ Stian Lovseth Name: Stian Lovseth Title: Vice President

LENDER:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By: /s/ William S. Rogers Name: Will Rogers Title: Authorized Signatory

LENDER:	CIBC, INC.
By: ___________________________________________ Name: Title:
By: ___________________________________________ Name: Title:

LENDER:	MIZUHO CORPORATE BANK LTD.
By: __________________________________________ Name: Title:

LENDER:	SUMITOMO MITSUI BANKING CORPORATION
By: __________________________________________ Name: Title:

LENDER:	ROYAL BANK OF CANADA
By: _________________________________________ Name: Title:

LENDER:	U.S. BANK NATIONAL ASSOCIATION
By: __________________________________________ Name: Title:

LENDER:	BARCLAYS BANK PLC
By: ___________________________________________ Name: Title:

LENDER:	CITIBANK, N.A.
By: ____________________________________________ Name: Title:

LENDER:	GOLDMAN SACHS BANK USA
By: ___________________________________________ Name: Title: